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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934



                        October 30, 1998
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               (Date of earliest event reported)


                    Commonwealth Bancorp, Inc.
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     (Exact name of registrant as specified in its charter)


    Pennsylvania                       0-27942              23-2828883
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(State or other jurisdiction   (Commission File Number)  (IRS Employer
 of incorporation)                                        Identification No.)



2 West Lafayette Street, Norristown, Pennsylvania              19401
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    (Address of principal executive offices)                 (Zip Code)


                            (610) 251-1600
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       (Registrant's telephone number, including area code)


                             Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)
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Item 5.  Other Events
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    On October 30, 1998, Commonwealth Bancorp. Inc. (the "Company") reported that it has completed its previously announced program to repurchase 0.8 million
shares of its outstanding common stock.   For additional information, reference
is made to the Press Release, dated October 30, 1998, which is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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    (a)  Financial Statements.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable

    (c)  Exhibits:

         99       Press Release dated October 30, 1998
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                            SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        COMMONWEALTH BANCORP, INC.



Date: October 30, 1998       By:  /s/Charles M. Johnston
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                                  Charles M. Johnston
                                  Chief Financial Officer
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